Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Tedom Capital, Inc., a Delaware corporation (the “Company”), do hereby certify with respect to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

(1)           the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TEDOM CAPITAL, INC.

Dated: February 13, 2009	/s/ Eric Grunfeld
Eric Grunfeld, Chief Executive Officer
Title

Dated: February 13, 2009	/s/ Jason Weilert
Jason Weilert, Chief Financial Officer